COLLATERAL AGENT AGREEMENT

COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of November 15, 2006, among Barbara R. Mittman (the "Collateral Agent"), and the parties identified on Schedule A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or will acquire convertible promissory notes issued or to be issued by Inrob Tech Ltd. ("Debtor"), a Nevada corporation, at or about the date of this Agreement as described in the Security Agreement and Stock Pledge Agreement referred to in Section 1(a) below (collectively herein the "Notes").

WHEREAS, the Lenders have made, are making and will be making loans to Debtor to be secured by certain collateral; and

WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1. Collateral.

(a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Inrob Ltd., a State of Israel corporation ("Subsidiary") ("Security Agreement"), regarding the grant of a security interest in assets owned by Debtor and Subsidiary, (ii) the Collateral Agent has or will have entered into a Stock Pledge Agreement between Collateral Agent and Debtor ("Stock Pledge Agreement") (such assets are referred to herein and in the Security Agreement as the "Collateral") to the Collateral Agent, for the benefit of the Lenders, (iii) Subsidiary is delivering a Guaranty to the Collateral Agent for the benefit of the Lenders, and (iv) Debtor is issuing the Notes and in the future may issue additional Notes to the Lenders pursuant to a "Subscription Agreement" dated at or about the date of this Agreement. Collectively, the Security Agreement, Stock Pledge Agreement, Guaranty, the Notes and Subscription Agreement and other agreements referred to therein are referred to herein as "Borrower Documents".

(b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Borrower Documents, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Borrower Documents. No reference to the Borrower Documents or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

(c) The Collateral Agent is to distribute in accordance with the Borrower Documents any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations as defined in the Borrower Documents.

2. Appointment of the Collateral Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): Professional Offshore Opportunity Fund, Ltd.
1400 Old Country Road Suite 206
Westbury, New York 11590

By: ______________________

Print Name of Signator: ______________________

Name of Lender (Print):

____

By: ______________________

Print Name of Signator: ______________________

____

BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): First Mirage, Inc.

By: [signature]

Print Name of Signator: DAVID A. RAPAPORT
PRESIDENT

Name of Lender (Print): ______________________

By: ______________________

Print Name of Signator: ______________________

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): Generation Capital Associates	Name of Lender (Print): ______________________
By: ______________________	By: ______________________
Print Name of Signator: David A. Rapaport	Print Name of Signator: ______________________
EVP & General Counsel	

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:	Acknowledged:
INROB TECH LTD.	INROB LTD.
By: ______________________	By: ______________________
Name:	Name:
Title:	Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): The Hart Organization Corp.

By: [signature]

Print Name of Signator: David A. Rapaport
EVP & General Counsel

Name of Lender (Print): ____________________

By: ____________________

Print Name of Signator: ____________________

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ____________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ____________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): Platinum Partner Long Term Growth IV

By: [signature]

Print Name of Signator: MARK NORDLICHT

Name of Lender (Print): ______________________

By: ______________________

Print Name of Signator: ______________________

____

BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print)
Centurion MicroCap, L.P.

By: X

Print Name of Signator **Abraham Schwartz, G.P**

Name of Lender (Print):

By:

Print Name of Signator:

BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By:
Name:
Title:

Acknowledged:

INROB LTD.

By:
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print):
Truk Opportunity Fund, LLC

By: ______________________

Print Name of Signator: Stephen E. Saltzstein

Name of Lender (Print):
____

By: ______________________

Print Name of Signator: ______________________

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print):

Truk International Fund, L.P.

By: ______________________________

Print Name of Signator: Stephen E. Saltzstein_

Name of Lender (Print):

____

By: ______________________________

Print Name of Signator: ______________________________

____

BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print): ALPHA CAPITAL ANSTALT

By: X [signature]

Print Name of Signator: KONRAD ACKERMAN

Name of Lender (Print): ______________________

By: ______________________

Print Name of Signator: ______________________

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________
Name:
Title:

Acknowledged:

INROB LTD.

By: ______________________
Name:
Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print):

VISION OPPORTUNITY MASTER FUND, LTD.

By: ______________________

Print Name of Signator: ADAM BENOWITZ

Name of Lender (Print):

____

By: ______________________

Print Name of Signator: ______________________

____

BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By: ______________________

Name:

Title:

Acknowledged:

INROB LTD.

By: ______________________

Name:

Title:

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

"LENDERS"

Name of Lender (Print):

____

By:______________________________

Print Name of Signator:______________________________

Name of Lender (Print):

____

By:______________________________

Print Name of Signator:______________________________

____
BARBARA R. MITTMAN - Collateral Agent

Acknowledged:

INROB TECH LTD.

By:______________________________
Name: BEN TSUR JOSEPH
Title: CEO

Acknowledged:

INROB LTD.

By:______________________________
Name: BEN TSUR JOSEPH
Title: CEO

This Collateral Agent Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

SCHEDULE A TO COLLATERAL AGENT AGREEMENT

LENDERS	**PRINCIPAL AMOUNT OF NOTE**
PROFESSIONAL OFFSHORE OPPORTUNITY FUND, LTD. 1400 Old Country Road-Suite 206 Westbury, N 11590 Fax:	$300,000.00
FIRST MIRAGE, INC. 333 Sandy Springs Circle-Suite 230 Atlanta, GA 30328 Fax: (404) 257-9125	$125,000.00
GENERATION CAPITAL ASSOCIATES 1085 Riverside Trace Atlanta, GA 30328 Fax: (404) 257-9125	$125,000.00
THE HART ORGANIZATION 1085 Riverside Trace Atlanta, GA 30328 Fax: (404) 257-9125	$50,000.00
PLATINUM PARTNER LONG TERM GROWTH IV 152 West 57th Street New York, NY 10019 Fax: (212) 581-0002	$350,000.00
CENTURION MICROCAP, LP 3014 Avenue L Brooklyn, NY 11210 Fax: (718) 228-9570	$500,000.00
TRUK OPPORTUNITY FUND, LLC One East 52nd St., 6th Fl. New York, NY 10022 Fax: (212) 888-0334	$222,500.00
TRUK INTERNATIONAL, L.P. One East 52nd St., 6th Fl. New York, NY 10022 Fax: (212) 888-0334	$27,500.00
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-423-2323196	$300,000.00
VISION OPPORTUNITY MASTER FUND, LTD. 20 W 55th Street, 5th Fl. New York, NY 10019 Fax: (212) 867-1416	$1,000,000.00
TOTALS	**$3,000,000.00**